UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2008

PLAYERS NETWORK
(Exact name of registrant as specified in charter)

Nevada (State or other jurisdiction of incorporation)	000-29363 (Commission file number)	88-0343702 (I.R.S. Employer Identification Number)

4260 Polaris Avenue Las Vegas, Nevada 89103 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:    (702) 895-8884

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Effective December 8, 2008, the board of directors of the Company granted 600,000 shares of the Company’s Series A Preferred Stock and 60,000 shares of the Company’s Common Stock to each of Mr. Mark Bradley, the Company’s Chief Executive Officer and Director and Mr. Michael Berk, the Company’s President of Programming and Director as compensation in lieu of salary.

Effective December 8, 2008, the board of directors of the Company granted 100,000 shares of Company’s Common Stock to both Leonard Parisi and John English as induction compensation for joining the Company’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 12, 2008
PLAYERS NETWORK

By:	/s/ Mark Bradley
Mark Bradley
Chief Executive Officer